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                                                                    Exhibit 10.1


                               AVISTA CORPORATION
                        2005 NEO BASE COMPENSATION TABLE

NAME AND PRINCIPAL POSITION                CURRENT BASE COMPENSATION            NEW BASE COMPENSATION
---------------------------                -------------------------            ---------------------
Gary G. Ely
Chairman of the Board, President and               $625,000                           $687,500
Chief Executive Officer

Malyn K. Malquist                                  $300,000                           $314,000
Senior Vice President, Chief Financial
Officer and Treasurer

Scott L. Morris                                    $275,000                           $302,500
Senior Vice President

David J. Meyer                                     $240,000                           $240,000
Vice President and Chief Counsel for
Regulatory and Governmental Affairs

Ronald R. Peterson                                 $216,000                           $218,000
Vice President